SUPPLEMENT DATED JULY 19, 2010 TO THE

FIRST INVESTORS EQUITY FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2010

At the beginning of page I-10, the following is added:

For each Fund that is managed by a subadviser, the Adviser is responsible for paying the subadviser a fee, in accordance with a schedule that is described below, based on the amount of the Fund’s daily net assets that is managed by the subadviser.  Cash that a subadviser does not invest is generally invested by the Adviser in the First Investors Cash Reserve Fund, an unregistered money market fund managed by the Adviser.  For purposes of calculating the fee to be paid to each subadviser, any daily cash balance that is invested by the Adviser is excluded from the Fund’s daily net assets.

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